UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2007
                                                           -------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia               0-50543                      55-0755271
-----------------------------   ------------------          --------------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                     15238
-----------------------------------------------                     -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

     On March 1, 2007, Portec Rail Products, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this report.

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a)            Financial statements of businesses acquired. Not Applicable.

(b)            Pro forma financial information. Not Applicable.

(c)            Shell company transactions. Not Applicable.

(d)            Exhibits.

               The following Exhibit is attached as part of this report:

               99.1              Press release of Portec Rail Products, Inc.
                                 dated March 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PORTEC RAIL PRODUCTS, INC.



DATE: March 2, 2007                           By: /s/ John N. Pesarsick
                                                  -----------------------------
                                                  John N. Pesarsick
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release of Portec Rail Products, Inc. dated March 1, 2007.